Exhibit 99.1

                          Joint Filer Information

Date of Event Requiring Statement:         May 16, 2006

Issuer Name and Ticker or Trading Symbol:  AutoNation, Inc. (AN)

Designated Filer:                          ESL Investments, Inc.

Other Joint Filers:                        ESL Partners, L.P., ESL Institutional
                                           Partners, L.P., ESL Investors,
                                           L.L.C., CBL Partners, L.P., RBS
                                           Partners, L.P., and RBS Investment
                                           Management, LLC and Edward S. Lampert

Addresses:                                 The principal business address of
                                           each of the Joint Filers above is
                                           200 Greenwich Avenue, Greenwich, CT
                                           06830.

Signatures:                                ESL INVESTMENTS, INC.

                                             By:  /s/ Theodore W, Ullyot
                                                -------------------------------
                                                Name:  Theodore W. Ullyot
                                                Title: EVP & General Counsel

                                           ESL PARTNERS, L.P.

                                           By:  RBS Partners, L.P., as its
                                                general partner

                                           By:  ESL Investments, Inc., as its
                                                general partner

                                                By:  /s/ Theodore W, Ullyot
                                                   ----------------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                           ESL INSTITUTIONAL PARTNERS, L.P.

                                           By:  RBS Investment Management, LLC,
                                                as its general partner

                                           By:  ESL Investments, Inc., as its
                                                manager

                                                By:  /s/ Theodore W, Ullyot
                                                   ----------------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                           ESL INVESTORS, L.L.C.

                                           By:  RBS Partners, L.P., as its
                                                managing member

                                           By:  ESL Investments, Inc., as its
                                                general partner

                                                By:  /s/ Theodore W, Ullyot
                                                   ----------------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                           CBL PARTNERS, L.P.

                                           By:  ESL Investments, Inc., as its
                                                general partner

                                                By:  /s/ Theodore W, Ullyot
                                                   ----------------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel

                                           RBS PARTNERS, L.P.

                                           By:  ESL Investments, Inc., as its
                                                general partner

                                                By:  /s/ Theodore W, Ullyot
                                                   ----------------------------
                                                   Name:  Theodore W. Ullyot
                                                   Title: EVP & General Counsel


                                           RBS INVESTMENT MANAGEMENT, LLC

                                           By:  ESL Investments, Inc., as its
                                                manager

                                           By:  /s/ Theodore W, Ullyot
                                              ---------------------------------
                                              Name:  Theodore W. Ullyot
                                              Title: EVP & General Counsel

                                           EDWARD S. LAMPERT

                                           /s/ Edward S. Lampert
                                           ------------------------------------
                                           Edward S. Lampert